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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 21, 2000


                              GREATER BAY BANCORP
            (Exact name of registrant as specified in its charter)

              California                               77-0387041
     (State or other jurisdiction of                  (IRS Employer
     incorporation or organization)                   Identification No.)

                        COMMISSION FILE NUMBER:  0-25034

             2860 West Bayshore Road, Palo Alto, California 94303
               (Address of principal executive offices)   (Zip Code)

                                (650) 813-8200
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER ITEMS.

     On July 21, 2000, Greater Bay Bancorp (the "Registrant") completed the acquisition of Bank of Santa Clara which was accounted for as a pooling-of-interests. Shareholders of Bank of Santa Clara received 0.8499 shares of the Registrant's Common Stock for each outstanding share of Bank of Santa Clara Common Stock. A total of approximately 2,001,000 shares were issued in the transaction.

     The supplemental consolidated financial statements, which reports results of the Registrant as of and for the quarter ended June 30, 2000, filed herewith have been prepared accounting for the merger using the pooling-of-interests method of accounting. On July 26, 2000, the Registrant filed a Report on Form 8-K which included supplemental consolidated financial statements of the registrant, as of and for the year ended December 31, 1999 and as of and for the quarter ended March 31, 2000, accounting for the merger using the pooling-of-interests method of accounting. Upon publication of the Registrant's financial statements for a period which includes July 21, 2000, these supplemental consolidated financial statements will become the historical financial statements of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
 NO.                                   EXHIBITS
-------                                --------

27.1 Restated Financial Data Schedules for the six months ended June 30, 2000 (included in electronic filing through EDGAR)

99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include Bank of Santa Clara)

      For the Quarters Ended June 30, 2000 and 1999:

      Supplemental Consolidated Balance Sheet as of June 30, 2000 and
      December 31, 1999
      Supplemental Consolidated Statements of Operations for the Three and Six
      Months Ended June 30, 2000   and 1999
      Supplemental Consolidated Statements of Comprehensive Income for the Three
      and Six Months Ended   June 30, 2000 and 1999
      Supplemental Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2000 and 1999
      Notes to Supplemental Consolidated Financial Statements
      Management's Discussion and Analysis

                                       2
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                                   SIGNATURES

IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

GREATER BAY BANCORP
(Registrant)

By:

/s/ Shawn E. Saunders
---------------------
Shawn E. Saunders
  Senior Vice President,
  Finance and Accounting


Date:  August 7, 2000

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                                 EXHIBIT INDEX

Exhibits.

27.1 Restated Financial Data Schedules for the three months ended March 31, 2000 filing through EDGAR) (included in electronic

99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include Bank of Santa Clara)

         For the Quarters Ended June 30, 2000 and 1999:

         Supplemental Consolidated Balance Sheet as of June 30, 2000 and December 31, 1999
         Supplemental Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2000 and 1999
         Supplemental Consolidated Statements of Comprehensive Income for the Three and Six Months Ended June 30, 2000 and 1999
         Supplemental Consolidated Statements of Cash Flows for the Three and Six Months Ended June 30, 2000 and 1999
         Notes to Supplemental Consolidated Financial Statements
         Management's Discussion and Analysis

                                      4